EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports on the financial statements of Iron Mountain Incorporated (the Company) dated February 20, 1998, included in the Company's annual report on Form 10-K, incorporated by reference in this registration statement on Form S-8.



                                                         /s/ Arthur Andersen LLP

                                                         ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 3, 1998